                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934



Filed by the Registrant [X]

Filed by a Party other than the Registrant []

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-ll(c) or Section 240.14a-12


                               DAVID WHITE, INC.
                (Name of Registrant as Specified In Its Charter)

         -----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  [X]  No fee required

  []   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-ll

       1) Title of each class of securities to which transaction applies:

          ..............................................

       2) Aggregate number of securities to which transaction applies:

          ..............................................

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-ll (set forth the amount on which the filing fee is calculated and state how it was determined):

                 ..............................................

           4)    Proposed maximum aggregate value of transaction:

                 ..............................................

           5)    Total fee paid:

                 ..............................................

      [] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-ll(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing:

           1)    Amount Previously Paid:

                 .......................

           2)    Form, Schedule or Registration Statement No.:

                 .......................


           3)    Filing Party:

                 .......................

           4)    Date Filed:

                 .......................

                               DAVID WHITE, INC.
                                11711 River Lane
                                 P.O. Box 1007
                             Germantown, WI  53022


                         NOTICE OF 1997 ANNUAL MEETING
                                OF SHAREHOLDERS


                             TO BE HELD MAY 6, 1997


 TO THE SHAREHOLDERS OF DAVID WHITE, INC.:


      NOTICE IS HEREBY GIVEN that the 1997 annual meeting of shareholders of David White, Inc., a Wisconsin corporation ("Company"), is scheduled to be held on Tuesday, May 6, 1997 at 3:00 P.M. in the Company's corporate offices at 11711 River Lane, Germantown, Wisconsin, for the following purpose:

      1. To elect two directors, each for a three-year term to expire at the Company's 2000 annual meeting of shareholders.

      Shareholders of record as of the close of business on March 7, 1997 will be entitled to notice of, and to vote at, the annual meeting and any adjournment thereof.

      Even if you plan to attend the annual meeting, please complete, date and sign the enclosed proxy appointment form and mail it promptly in the enclosed envelope. If you attend the annual meeting, you may revoke your proxy appointment and vote your shares in person. Your attention is directed to the attached Proxy Statement and the accompanying proxy appointment form.

                                           DAVID WHITE, INC.


                                           Tony L. Mihalovich
                                           President and Chief Executive Officer

 Germantown, Wisconsin
 March 24, 1997

 YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING,
 PLEASE DATE THE ENCLOSED PROXY APPOINTMENT FORM, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, SIGN EXACTLY AS YOUR NAME APPEARS THEREON AND RETURN IMMEDIATELY IN THE ENVELOPE PROVIDED.

                               DAVID WHITE, INC.

                                PROXY STATEMENT

                                      FOR
                      1997 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 6, 1997

                              GENERAL INFORMATION


     This Proxy Statement and accompanying proxy appointment form are being furnished to the shareholders of David White, Inc., a Wisconsin corporation ("Company"), beginning on or about March 24, 1997, in connection with the solicitation by the Board of Directors of the Company ("Board") of proxy appointments for use at the Company's 1997 annual meeting of shareholders scheduled to be held on Tuesday, May 6, 1997 at 3:00 P.M. in the Company's corporate offices at 11711 River Lane, Germantown, Wisconsin, and at any adjournment thereof ("Meeting"), for the purposes set forth in the attached Notice of Annual Meeting of Shareholders and in this Proxy Statement.

     Only shareholders of record as of the close of business on March 7, 1997 ("Record Date") are entitled to notice of, and to vote at, the Meeting. As of the Record Date, the Company's outstanding voting securities consisted of 457,323 shares of Common Stock. The record holder of each outstanding share of Common Stock as of the Record Date is entitled to one vote per share for each proposal submitted for consideration at the Meeting. Wisconsin law and the Company's By-laws require the presence of a quorum for the Meeting, defined here as a majority of the shares of the Company's Common Stock entitled to vote at the Meeting, represented in person or by proxy. Votes withheld from director nominees will be counted in determining whether a quorum is present.

     A proxy appointment form, in the enclosed form, which is properly executed, duly returned to the Company or its authorized representatives or agents and not revoked will be voted in accordance with the instructions contained therein. With regard to the election of directors, votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. If no specification is indicated on the proxy appointment form, the shares represented thereby will be voted FOR the Board's two director nominees set forth herein, and on such other business or matters which may properly come before the Meeting in accordance with the best judgment of the proxies named in the proxy appointment form.

     Director nominees are elected by a plurality of the votes cast by the shares entitled to vote in the election at the Meeting, which means that a vote withheld from a particular nominee or nominees will not affect the outcome of the election of directors. Under the rules of The New York Stock Exchange, Inc., brokers who hold shares in street name have authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote in the election of directors. The votes represented by a proxy appointment card submitted by a broker where the broker does not expressly vote for the director nominees or expressly withhold authority, will be cast in favor of the director nominees.

     Execution of a proxy appointment form given in response to this solicitation will not affect a shareholder's right to attend the Meeting and to vote in person. Presence at the Meeting of a shareholder who has signed a proxy appointment form does not in itself revoke the appointment of a proxy. Each proxy appointment may be revoked by the person giving it at any time before the exercise thereof by giving written notice to such effect to the Secretary of the Company, by execution and delivery of a subsequent proxy appointment form or by attendance and voting in person at the Meeting, except as to any matter upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred upon such proxy.

                             ELECTION OF DIRECTORS

     The term of one Director, Charles D. Jacobus, expires in connection with the 1997 Annual Meeting. In addition, there is currently a vacancy on the Board, created when the Board unanimously voted on January 29, 1997, to amend the Company's By-Laws to increase the size of the Board from five to six directors. The Board has nominated Charles D. Jacobus and Thomas A. Harenburg to be elected at the Meeting for three-year terms to expire at the Company's 2000 annual meeting of shareholders.

     It is intended that the proxies named on the accompanying proxy appointment form will vote for the election of the Board's nominees. If any nominee should become unable to serve as a director prior to the Meeting, the shares represented by Board-solicited proxy appointments which indicate a vote for all nominees or which include no specification will be voted for the election of such other person as the Board may recommend in place of such nominee.

     Certain information about Messrs. Jacobus and Harenburg and the current members of the Board is set forth below.

     THE BOARD RECOMMENDS A VOTE FOR MESSRS. JACOBUS AND HARENBURG AS
DIRECTORS.

                             ELECTION OF DIRECTORS


                                                                Shares of
   Name of                                                      Common Stock          Per-
   Individual             Principal                             Beneficially          cent
   or Number              Occupation or       Director          Owned on Record       of
   in Group          Age  Employment (1)      Since             Date (2)              Class
   ----------        ---  --------------      ------------      ------------        ------


                    NOMINEES WHOSE TERMS WILL EXPIRE IN 2000


Charles D. Jacobus   70   President of Jacobus Co. 1983           11,300                2.5
(3)(4)(5)                 (diversified company with
                          interests in petroleum
                          and home security systems).

Thomas A. Harenburg  54   President of Carl M.    N/A             81,197               17.8
                          Hennig, Inc. (a secur-
                          ities firm).




                        DIRECTORS WHOSE TERMS WILL EXPIRE IN 1999

Marshall A. Loewi    69      Chairman of the Board of  1980        56,445               12.3
(3)                          the Company.  President
                             and Chief Executive
                             Officer of Milwaukee
                             Resistor Corporation
                             (manufacturer of power
                             resistors and specialized
                             resistance products).

R. Ron               64      Business consultant to    1988        40,000                8.7
Heiligenstein                various business enter-
(4)(5)(6)                    prises.



                     DIRECTORS WHOSE TERMS WILL EXPIRE IN 1998

Michael S. Ariens    65      President of Ariens       1980        1,500                *
(3)(4)(5)                    Company (manufacturer
                             of outdoor power
                             equipment). Mr. Ariens
                             is also a director of
                             Wisconsin Public Service
                             Corporation (public
                             utility company).

Tony L. Mihalovich   49      President and Chief       1992        9,427                 2.1
(7)                          Executive Officer
                             of the Company.

All directors, nom-
inees and executive
officers as a group
(9 persons)                                                      202,369

-----------------------

       *    Less than l%.

       (l) Unless otherwise indicated in the footnotes, each director has been employed in his present listed principal occupation for five years or more.

       (2) Except for Messrs. Loewi and Harenburg or as otherwise indicated in the footnotes below, all of the other directors and nominees have sole voting and investment power over the Common Stock identified as beneficially owned, except to the extent such power is shared by spouses under applicable state law. The shares of Common Stock listed as owned by the indicated group include 119,804 shares over which beneficial ownership is shared with others, 7,500 shares receivable by executive officers upon the exercise of vested incentive stock options that are exercisable within sixty (60) days of the Record Date and which were granted under the Company's 1992 Stock Option Plan, and 3,750 shares receivable by Mr. Mihalovich upon the exercise of vested non-qualified stock options that are exercisable within sixty (60) days of the Record Date and which were granted under the Company's 1992 Stock Option Plan. The beneficial ownership of Common Stock held by Messrs. Heiligenstein, Loewi and Harenburg is described in further detail under "Principal Shareholders."

       (3)  Current member of Executive Committee.

       (4)  Current member of Audit Committee.

       (5)  Current member of Compensation and Stock Option
            Committee.

       (6) Mr. Heiligenstein was an independent business consultant to the Company from 1985 to 1992. Mr.
            Heiligenstein's listed share ownership includes 16,000 shares of Common Stock receivable upon the exercise of vested stock options that are exercisable within sixty (60) days of the Record Date.


       (7)  Mr. Mihalovich was elected President and Chief
            Executive Officer of the Company effective as of November 16, 1992, after serving as Interim President and Chief Operating Officer from October 9, 1992. Mr. Mihalovich was also Secretary from January 1992 until May 1993. From October 1989 until October 16, 1992, Mr. Mihalovich served as the Company's Executive Vice President and Chief Operating Officer. Mr. Mihalovich's listed share ownership includes 8,750 shares of Common Stock receivable upon the exercise of vested stock options (5,000 incentive stock options and 3,750 non-qualified stock options) that are exercisable within sixty (60) days of the Record Date and which were granted under the Company's 1992 Stock Option Plan.

            The Board met eight times during 1996.

            The Executive Committee met twice in 1996. The Executive Committee's principal function is to act on behalf of the Board between meetings. The Executive Committee also performs the functions of a nominating committee. Shareholders entitled to vote at the Meeting who wish to propose other director nominees for shareholder consideration at the Meeting may do so only by giving written notice of such an intent to the Secretary of the Company not less than thirty (30) days in advance of the Meeting and otherwise complying with the Company's By-laws. Such notice must specify, among other things, the nominee's name, biographical data and qualifications.

            The Audit Committee's principal functions are to annually approve the engagement of the Company's independent auditing firm, review with such auditors the plan and scope of their audit and the findings thereof, review the Company's internal auditing procedures and controls, and review and approve various other matters relating to the Company's auditing, accounting and financial practices, procedures, policies and reports. In 1996, the full Board approved the engagement of the Company's independent auditing firm, and the Audit Committee therefore did not meet separately.

            The Compensation and Stock Option Committee met once in
       1996. Its principal functions are to review and establish the compensation, bonuses, pensions, insurance and benefits of principal officers and key employees of the Company, administer the Company's 1981 Stock Option Plan, 1992 Stock Option Plan and 1995 Stock Option Plan, and approve other incentive, compensatory or benefit plans for Company officers and employees.


            No director attended less than 75% of the meetings held in 1996 of the Board and committees thereof on which he served.

                     EXECUTIVE OFFICERS OF THE COMPANY (1)

                                              Common Stock            Per-
                         Principal            Beneficially            cent
Name of                  Occupation or        Owned on Record         of
Individual          Age  Employment           Date                    Class
------------------  ---  -------------------  ------------           --------
Tony L. Mihalovich  49   President and Chief      9,427                  2.1
(2)                      Executive Officer
                         of the Company

James L. Younk      54   Chief Financial Officer,   750                    *
(3)                      Vice President - Finance,
                         Secretary, Treasurer

Larry P. Hutzler   55    Vice President-                 750                  *
(4)                      Manufacturing

Stephen M. Smith   47    Vice President -              1,000                  *
(5)                      Sales and Marketing

------------------------

       *    Less than l%.

       (1) The executive officers of the Company are elected annually by the Board of Directors at the Board's annual meeting held on the same date as the Company's annual meeting of shareholders. Each executive officer holds office until his successor has been duly elected and qualified or until his earlier death, resignation or removal.

       (2)  Mr. Mihalovich was elected President and Chief
            Executive Officer of the Company effective as of November 16, 1992, after serving as Interim President and Chief Operating Officer from October 9, 1992. Mr. Mihalovich was also Secretary from January 1992 until May 1993. From October 1989 until October 16, 1992, Mr. Mihalovich served as the Company's Executive Vice President and Chief Operating Officer. Mr. Mihalovich's listed share ownership includes 8,750 shares of Common Stock receivable upon the exercise of vested stock options (5,000 incentive stock options and 3,750 non-qualified stock options) that are exercisable within sixty (60) days of the Record Date and which were granted under the Company's 1992 Stock Option Plan.

       (3)  Mr. Younk was elected Vice President of Finance on
            February 1, 1995. Mr, Younk was appointed Chief Financial Officer on December 17, 1992, in addition to his position as Treasurer. Mr. Younk was elected as Secretary on May 4, 1993, and as Treasurer in January 1988. Mr. Younk's listed share ownership consists of 750 shares of Common Stock receivable upon the exercise of vested incentive stock options that are exercisable within sixty (60) days of the Record Date and which were granted under the Company's 1992 Stock Option Plan.

       (4)  Mr. Hutzler was elected Vice President of
            Manufacturing on May 3, 1994. Prior to that, Mr. Hutzler held the position of Plant Manager since October, 1992.
            Mr. Hutzler also served as Director-Labor Relations and Human Resources since August, 1973. Mr. Hutzler's listed share ownership consists of 750 shares of Common Stock receivable upon the exercise of vested incentive stock options that are exercisable within sixty (60) days of the Record Date and which were granted under the Company's 1992 Stock Option Plan.

       (5)  Mr. Smith was elected Vice President of Sales and
            Marketing on February 1, 1995.  Mr. Smith joined the
            Company as its National Sales Manager in November, 1991.
            Mr. Smith also served as Director-Sales & Marketing since January, 1993. Mr. Smith's listed share ownership consists of 1,000 shares of Common Stock receivable upon the exercise of vested incentive stock options that are exercisable within sixty (60) days of the Record Date and which were granted under the Company's 1992 Stock Option Plan.

                             PRINCIPAL SHAREHOLDERS

            The following table sets forth information as of the Record Date with respect to the Common Stock of the Company owned by each person or entity who is known by the Company to be the beneficial owner of more than 5% of the Common Stock.


                                   Amount and Nature of Beneficial Ownership of
                                   Common Stock


                                     Sole Voting     Shared Voting                     Percent
Name and Address of                  and Investment  and Investment                    of
Beneficial Owner                     Power           Power             Aggregate       Class
  -------------------                ------------    --------------    ---------       ------
Marshall A. Loewi                       17,838          38,607 (1)        56,445         12.3
8920 W. Heather Lane
Milwaukee, WI  53224-0200

R. Ron Heiligenstein                    40,000              --            40,000          8.7
8210 N. Green Bay Road
Milwaukee, WI  53209 (2)

Charlotte H. Simmons                    26,500              --            26,500          5.8
500 Lakeland
Lake Bluff, IL  60044 (3)

William D. Van Dyke III                 50,000              --            50,000         10.9
111 E. Wisconsin Ave.
Milwaukee, WI  53202 (4)

Thomas A. Harenburg            --            81,197        81,197          17.8
6360 E. Decorah
Oshkosh, WI  5490l (5)

Heartland Advisors, Inc.   42,000                --        42,000           9.2
790 North Milwaukee St.
Milwaukee, WI  53202 (6)
---------------


       (1) The listed shares are held in a trust pursuant to which Mr. Loewi shares investment power but retains sole voting power over the listed shares.

       (2) The information listed is as of January 11, 1996, as reported by Mr. Heiligenstein in an amendment to his
            Schedule 13D filed with the Securities and Exchange Commission. In addition, the number of shares shown includes 16,000 shares with respect to which Mr. Heiligenstein possesses presently exercisable options, granted pursuant to an agreement with the Company dated January 11, 1990.

       (3) The information listed is as of January 20, 1992, as reported by Mrs. Simmons, as executrix of the Estate of Richard W. Simmons, in her Schedule 13D amendment filed with the Securities and Exchange Commission, except to the extent information is otherwise known by the Company.

       (4) The information listed is as of November 20, 1990 as reported by Mr. Van Dyke in his Schedule 13D filed with the Securities and Exchange Commission, except to the extent information is otherwise known by the Company.

       (5) The information listed is as of December 31, 1996, as reported by Mr. Harenburg in an amendment to his
            Schedule 13D filed with the Securities and Exchange
            Commission. The listed shares are held in trusts pursuant to which Mr. Harenburg shares voting power but retains sole investment power.

       (6) The information listed is as of February 12, 1997, as reported by Heartland Advisors, Inc. in its Schedule 13G amendment filed with the Securities and Exchange
            Commission.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange
       Commission. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

            Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all
       Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent (10%) beneficial owners were complied with during 1996.

                       COMPENSATION OF EXECUTIVE OFFICERS

                           SUMMARY COMPENSATION TABLE

Name and
Principal                         Annual Compensation
                                  ------------------------------------------------
                                                                      All Other
Position                 Year        Salary             Bonus         Compensation
------------------       ----        ------             -----         ------------
Tony L. Mihalovich       1996        $160,000           $25,000(1)    $4,424(2)(3)
President, Chief
Executive Officer,       1995        $140,000           $22,832(1)    $4,042(2)(3)
Director
                         1994        $120,000           $    -0-      $3,437(2)(3)


       (1) Upon the recommendation of the Compensation and Stock Option Committee, Mr. Mihalovich was awarded a $25,000 discretionary bonus in 1996 and a $22,832 discretionary bonus in 1995 pursuant to the provisions of his employment agreement with the Company. Under his employment agreement with the Company, Mr. Mihalovich may defer up to 25% of his annual base compensation and 100% of his incentive compensation to be held in a special deferred compensation account established for his benefit. Funds credited to the account shall bear interest from the date they otherwise would have been paid at the rate equal to the prime rate charged by Firstar Bank Fond du Lac, determined and adjusted as of the first business day of each calendar quarter, compounded quarterly. Subject to the terms of the agreement, all deferred compensation will be payable upon the termination of Mr. Mihalovich's employment or upon his death.

       (2)  Reflects Company contributions of $4,250 during
            1996, $3,868 during 1995, and $3,263 during l994 to the
            defined contribution portion of the Company's Employee Retirement Plan on behalf of Mr. Mihalovich. The Company contributes annually to a separate account established for each employee two percent (2%) of such employee's compensation. Additionally, each participating employee can elect to contribute an additional two percent (2%) to ten percent (10%) of his annual compensation to the Retirement Plan and the Company will make a matching contribution to the employee's account equal to twenty-five percent (25%) of the employee's contribution up to the first six percent (6%) of such contributions. All amounts accrued under the defined contribution provisions of the

            Retirement Plan are fully vested after the earlier of five years of credited service, death, total and permanent disability or retirement on or after age 65.

       (3) Each executive officer of the Company is entitled to life insurance coverage of $100,000, which is greater than that available to employees generally under the Company's group term policy. The compensation shown includes $174 of premium expense for the life insurance coverage in excess of $50,000, which is treated as compensation to Mr. Mihalovich.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

       The following table reflects unexercised options to purchase the Company's Common Stock granted to the Company's Chief Executive Officer and held by him on December 31, 1996, under the 1992 Stock Option Plan. No stock options were exercised by him during 1996.


                                                                                 Value of Unexer-
                                   Number of Securities                          cised In-the-
                                   Underlying Unexercised                        Money Options at
                                   Options at Fiscal Year                        Fiscal Year End
                                          End (#)                                     ($)(l)
                                 --------------------------                ---------------------------

Name                    Exercisable             Unexercisable           Exercisable               Unexercisable
------------------      -----------             -------------           -----------               -------------

Tony L. Mihalovich      12,500(2)                    2,500              $   25,475                $     5,470


       (l) Represents the difference between the closing price of the Company's Common Stock on December 31, 1996 and the exercise price of the options. Calculated based upon a December 31, 1996 market price of $8.688 per share of the Company's Stock, representing the average between the closing bid price of $7.50 and the ask price of $9.875 on that date.

       (2) Includes incentive stock options for 5,000 shares of the Company's Common Stock that expired on January 24, 1997.

            DIRECTORS' COMPENSATION

            During 1996, each director who was not also an officer and full time employee of the Company, was entitled to receive $650 for each Board meeting and $350 for every other committee meeting attended. Directors who were officers and full time employees of the Company or its subsidiary received no separate compensation for service as a director. All directors are entitled to reimbursement for their out-of-pocket expenses incurred in attending meetings. Some directors voluntarily elected not to accept all compensation to which they were entitled for all meetings they attended. During

       1996, Mr. Jacobus received directors' fees of $5,550, Mr. Ariens received directors' fees of $4,900, Mr. Loewi received directors' fees of $6,200, and Mr. Heiligenstein received directors' fees of $5,200.

            During January 1990, Mr. Heiligenstein was granted options to purchase 16,000 shares of Common Stock at a price of $10 per share. These options are currently fully exercisable. The options were not granted pursuant to the Company's 1981 Stock Option Plan.

                              EMPLOYMENT CONTRACT

            The Company has an employment contract with Tony L. Mihalovich as President and Chief Executive Officer of the Company. The agreement is for an initial term of January 1, 1994 through December 31, 1994, and is subject to automatic renewals on a year-to-year basis unless certain notice provisions are satisfied. The agreement was amended on December 5, 1995, and the discussion herein concerns the agreement as amended.

            Under the agreement, Mr. Mihalovich is entitled to minimum base compensation of $120,000 per year, subject to annual review and adjustment by the Board of Directors. Mr. Mihalovich's base compensation is now $160,000 per year. Mr. Mihalovich is also entitled to a discretionary bonus based upon annual Company operating results. The amount of the discretionary bonus is determined annually by the Board of Directors.

            Under the employment agreement, Mr. Mihalovich may defer up to 25% of his annual base compensation and 100% of his discretionary bonus to be held in a special deferred compensation account established for his benefit. Funds credited to the account shall bear interest from the date they otherwise would have been paid at the rate equal to the prime rate charged by Firstar Bank Fond du Lac, determined and adjusted as of the first business day of each calendar quarter, compounded quarterly. Subject to the terms of the agreement, all deferred compensation will be immediately payable upon the termination of Mr. Mihalovich's employment or upon his death. Other benefits afforded to Mr. Mihalovich include a Company vehicle (although Mr. Mihalovich pays 10 percent of the lease payments for the vehicle through payroll deductions) and an annual allowance for estate and tax planning.

            Under the agreement, Mr. Mihalovich is restricted from competing, either directly or indirectly, with the Company during the term of his employment and for two years after termination of his employment. The agreement also provides that if the Company terminates Mr. Mihalovich for any reason prior to the end of the current term of employment, Mr. Mihalovich will be entitled to severance pay of at least twelve months worth of base compensation and benefits.

            The agreement provides that, in the event Mr. Mihalovich's employment is terminated following a "change of control," the Company shall pay Mr. Mihalovich severance compensation equal to two times his base compensation plus a pro-rated share of any incentive compensation otherwise due under the agreement, and shall also continue Mr. Mihalovich's medical, disability and life insurance for twelve months following his termination. Severance benefits are also payable if, following a "change of control," either the Company terminates Mr. Mihalovich's employment or Mr. Mihalovich resigns as a result of an involuntary (i) reassignment to any position, duties or responsibilities inconsistent with his position, duties or responsibilities as of the change of control; (ii) a reduction in his base compensation below the base compensation as of the date of the change of control, or a material reduction in his benefits or prerequisites; or (iii) transfer to an office location outside of the Metropolitan Milwaukee area. A "change of control" of the Company will be considered to occur, for purposes of the agreement, if (i) any person becomes the beneficial owner of more than 50% of the Company's common stock;
       (ii) any person or persons are elected as a director or directors of the Company at a shareholders' meeting at which management-solicited proxies are not voted in favor of such person or persons; or (iii) the occurrence of certain events that would require disclosure as a change of control in current reports filed with the Securities and Exchange Commission or in a proxy statement.

                                 OTHER MATTERS

            The Board has reappointed Deloitte & Touche to serve as the Company's 1997 independent auditors. Representatives of Deloitte & Touche are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. They will also be available to respond to appropriate questions.

            The election of directors is the only substantive matter known to the Board which will be presented for shareholder consideration at the Meeting. For other business to be properly brought before the Meeting by a shareholder, such shareholder must give written notice of such proposed business complying with the Company's By-laws to the Secretary of the Company not less than thirty (30) days in advance of the Meeting. If any other business or matters should properly come before the Meeting, the proxies named in the accompanying proxy card will vote on such business or matters in accordance with their best judgment.

            The cost of soliciting proxy appointments for the Meeting will be borne by the Company. The Company may solicit proxy appointments by mail, telephone, telegram, facsimile or similar telecommunications transmissions or in person. Proxy appointments may also be solicited by any of the foregoing methods by certain directors, officers and regular employees, as yet undesignated, of the Company. Such individuals will receive no extra compensation for their solicitation efforts. The Company has also engaged Georgeson & Company, Inc. to solicit proxy appointments on behalf of the Board in connection with the Meeting at an anticipated cost of approximately $5,000 plus reasonable out-of-pocket expenses. The Company will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold Common Stock of the Company.

            UPON THE WRITTEN REQUEST OF ANY SHAREHOLDER, ADDRESSED TO THE SECRETARY OF THE COMPANY, 11711 RIVER LANE, P.O. BOX 1007, GERMANTOWN, WISCONSIN 53022, THE COMPANY WILL PROVIDE TO SUCH SHAREHOLDER WITHOUT CHARGE A COPY OF ITS 1996 ANNUAL REPORT ON FORM 10-KSB (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

            Any shareholder proposal intended for consideration at the 1998 annual meeting of shareholders must be received by the Company no later than November 26, 1997, in order to be considered for inclusion in the Company's proxy statement and proxy appointment form for that meeting.


                                  DAVID WHITE, INC.



                                  Tony L. Mihalovich
                                  President and Chief Executive
                                   Officer

       Germantown, Wisconsin
       March 24, 1997

                               DAVID WHITE, INC.
                 ANNUAL MEETING OF SHAREHOLDERS -- MAY 6, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
The undersigned hereby appoints Tony L. Mihalovich and Michael S. Ariens the proxies (with full power of substitution) of the undersigned to attend the annual meeting of shareholders of David White, Inc. (the "Company") to be held on May 6, 1997 at 3:00 p.m., Central Daylight Time, at the Company's offices at 11711 River Lane, Germantown, Wisconsin, and any adjournment thereof and to vote all shares of stock of the Company held by the undersigned on March 7, 1997, as specified below and on any other matters that may properly come before said meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY APPOINTMENT WILL BE VOTED FOR ITEM 1.

             DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED
--------------------------------------------------------------------------------
                     DAVID WHITE, INC. 1997 ANNUAL MEETING
             THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR ITEM 1.

     1. ELECTION OF DIRECTORS.     1-Charles D. Jacobus   2-Thomas A. Harenburg  / / FOR             / / WITHHOLD AUTHORITY
                                                                                     all nominees        to vote for all
                                                                                     listed to the       nominees listed
                                                                                     left (except as     to the left.
                                                                                     specified below).

     (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the      ____________________
     nominee(s) in the box provided to the right.)                                                          |                    |
                                                                                                            |____________________|



      Address Change?                       DATE____________________________________               NO. OF SHARES
      MARK BOX                                                                            _______________________________________
      Indicate changes below:   /  /                                                     |                                       |
                                                                                         |_______________________________________|

                                                                                           SIGNATURE(S) IN BOX
                                                                                           Signature (Including title
                                                                                           when signing for a corporation
                                                                                           or partnership or as an agent,
                                                                                           attorney or fiduciary)
